FIRST AMENDMENT TO
             LOAN AND SECURITY AGREEMENT AND STOCK PURCHASE WARRANT


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND STOCK PURCHASE WARRANT dated as of April 1, 1997 (the "Amendment") by INTERACTIVE MAGIC, INC., a Maryland corporation ("Borrower"), and PETRA CAPITAL, LLC, a Georgia limited liability company ("Lender").


                              W I T N E S S E T H:


     WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of March 24, 1997 (as heretofore amended or modified, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which Borrower has borrowed and Lender has made a loan in the amount of Three Million and No/100 Dollars ($3,000,000.00), upon the terms and conditions set forth in the Loan Agreement;

     WHEREAS, Borrower and Lender are parties to that certain Stock Purchase Warrant, dated as of March 24, 1997 (as heretofore amended or modified, the "Stock Warrant"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stock Warrant);

         WHEREAS, the Lender and the Borrower, at the request of Borrower, desire to amend certain terms of the Loan Agreement and the Stock Warrant;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereto, intending to be legally bound, hereby agree to amend the Loan Agreement as follows:

1. Section 4.25 of the Loan Agreement is hereby amended by replacing said Section with the following:

          4.25 The Interactive Creations Incorporated Merger. Upon consummation of the merger by and among Interactive Creations Acquisition Corp., a North Carolina corporation and wholly-owned subsidiary of Borrower and Interactive Creations Incorporated, a Texas corporation, Borrower will (a) cause the surviving corporation to execute a subsidiary guaranty and security agreement, in each case in form and substance satisfactory to Lender, guaranteeing on an unconditional basis the due and punctual payment of all Secured Obligations and granting a security interest in substantially all of the assets of the surviving corporation, (b) pledge the surviving corporation's stock to Lender as security for the Secured
     Obligations   pursuant  to  a  pledge   agreement  in  form

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


     and substance satisfactory to Lender, and (c) provide such opinions of Borrower's counsel as Lender shall reasonably request.

2. Section 6.1(k) of the Loan Agreement is hereby amended by replacing said Section with the following:

          (k)  Borrower  shall  fail to provide  the  documents  required  under
     Section 4.25 of this Agreement within thirty (30) days of consummation of the merger by and among Interactive Creations Acquisition Corp., a North Carolina corporation and wholly-owned subsidiary of Borrower, and Interactive Creations Incorporated, a Texas corporation.

3. Section 1(c) of the Stock Warrant is hereby amended by replacing said Section with the following:

          (c) In addition to the rights granted to Holder under subsection (a) and (b) of this Section 1, if on September 21, 1997, any indebtedness evidenced by the Note or any other monetary obligation under the Loan
     Agreement is outstanding, the Holder shall have the right to purchase 56,546 shares of Common Stock; provided, however, that the Holder will not be entitled to the rights granted to Holder under this subsection (c) of
     Section 1 if the merger by and among Interactive Creations Acquisition Corp., a North Carolina corporation and wholly owned subsidiary of the Company and Interactive Creations Incorporated, a Texas corporation, has not been consummated prior to the time of any exercise of this Warrant pursuant to Section 3 hereof.

4. Except as expressly provided herein, the Loan Agreement and the Stock Warrant shall continue in full force and effect, and the amended terms and conditions of the Loan Agreement and the Stock Warrant are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

5. From and after the date hereof, references to the Loan Agreement shall be references to the Loan Agreement as amended hereby and references to the Stock Warrant shall be references to the Stock Warrant as amended hereby.

6. Borrower hereby affirms that no Event of Default (as defined in the Loan Agreement) has occurred and is continuing under the Loan Agreement as amended hereby.

7. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY AND CONSTRUED IN ACCORDANCE WITH GEORGIA LAW.

8. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document.


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



     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by the duly authorized officers, as of the day and year first above written.

                                             BORROWER:

                                             INTERACTIVE MAGIC, INC.



                                             By:       /s/ Robert L. Pickens
                                                      --------------------------
                                                      Name: Robert L. Pickens
                                                      Title: President


                                             Attest:   /s/ Nina Jo C. Rutledge
                                                      --------------------------
                                                      Name: Nina Jo C. Rutledge
                                                      Title: Assistant Secretary


                                 [SIGNATURE PAGE
            FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND STOCK
                                PURCHASE WARRANT]

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

                                             LENDER:

                                             PETRA CAPITAL, LLC

                                             By:  PETRA CAPITAL MANAGEMENT, LLC




                                                  By:  /s/ John S. Stein, III
                                                      --------------------------
                                                      John S. Stein, III
                                                      Member





                                 [SIGNATURE PAGE
            FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND STOCK
                                PURCHASE WARRANT]

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